Exhibit 10.35

REDACTED

Certain identified information, indicated by [*****], has been excluded from the exhibit because it is both (i) not material and (ii) would likely cause competitive harm if publicly disclosed.

Execution Version

CUREVAC (IDFF)

FINANCE FEE LETTER

From:

The European Investment Bank
100 blvd Konrad Adenauer
Luxembourg

L-2950 Luxembourg

(the “Bank”)

To:

CureVac Real Estate GmbH

Friedrich-Miescher-Str. 15

72076 Tübingen

Germany

(the “Borrower”)

Date:	27 June 2020

Subject:	Finance Contract between The European Investment Bank and CureVac Real Estate GmbH dated 27 June 2020

Contract numbers (FI No) [*****]; Serapis No: [*****]

Dear Sirs,

We refer to the EUR 75,000,000 finance contract dated 27 June 2020 between the Bank as lender and the Borrower as borrower (the “Finance Contract”).

This letter (the “Fee Letter”) is the Finance Fee Letter as referred to in the Finance Contract.

1.	Definitions

1.1	Terms defined in the Finance Contract shall have the same meaning when used in this Fee Letter, unless a contrary indication appears. This Fee Letter is a Finance Document.

1.2	In this Fee Letter:

“Cancellation Fee” means a fee of [*****]% ([*****] basis points) of the cancelled amount.

“Drop Dead Fee” has the meaning given to such term in Article 2.1 (Drop Dead Fee) below.

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Execution Version

"Prepayment Fee" means, in relation to a Prepayment Amount in respect of a Tranche, a fee as follows:

(a)	a fee of [*****]% ([*****] basis points) of the Prepayment Amount if the Prepayment Date is after the relevant Disbursement Date but before or on the [*****] of such Disbursement Date;

(b)	a fee of [*****]% ([*****] basis points) of the Prepayment Amount if the Prepayment Date is after the [*****] of the relevant Disbursement Date but before or on the [*****] of such Disbursement Date;

(c)	a fee of [*****]% ([*****] basis points) of the Prepayment Amount if the Prepayment Date is after the [*****] of the relevant Disbursement Date but before or on the [*****] of such Disbursement Date;

(d)	a fee of [*****]% ([*****] basis points) of the Prepayment Amount if the Prepayment Date is after the [*****] of the relevant Disbursement Date but before or on the [*****] of such Disbursement Date;

(e)	a fee of [*****]% ([*****] basis points) of the Prepayment Amount if the Prepayment Date is after the [*****] of the relevant Disbursement Date but before or on the [*****] of such Disbursement; or

(f)	a fee of [*****]% ([*****] basis points) of the Prepayment Amount if the Prepayment Date is after the [*****] of the relevant Disbursement Date but before the

Maturity Date,

with such fee being payable on the applicable Prepayment Date.

"Prepayment Amount" means the amount of a Tranche to be prepaid by the Borrower in accordance with any voluntary prepayment or compulsory prepayment.

2.	Drop Dead Fee

2.1	If no disbursement is made within [*****] months from the date of the Finance Contract or in case the Credit is cancelled in full under Article 2.6 (Cancellation) of the Finance Contract prior to the expiry of this term, the Borrower shall pay to the Bank a one-off contractual fee equal to [*****]% ([*****] basis points) of the Credit (the "Drop Dead Fee").

2.2	The Drop Dead Fee shall be payable by the Borrower to the Bank within [*****] days of the Borrower's receipt of the Bank's demand or within any longer period specified in the Bank's demand.

2.3	For the avoidance of doubt, the Drop Dead Fee payable under this Article 2 (Drop Dead Fee) is independent of any other fees stipulated in this Fee Letter or the Finance Contract.

3.	Cancellation Fee

3.1	If the Borrower pursuant to Sub-Paragraph (a) of Article 2.6 (Cancellation) of the Finance Contract cancels an Accepted Tranche, the Borrower shall pay to the Bank the Cancellation Fee.

3.2	If the Bank pursuant to Sub-Paragraph (b) of Article 2.6 (Cancellation) of the Finance Contract cancels all or part of an Accepted Tranche, the Borrower shall pay to the Bank the Cancellation Fee.

3.3	If an Accepted Tranche is not disbursed on the Disbursement Date because the conditions precedent set out in Article 2.5.3 (All Tranches – Other Conditions) of the Finance Contract are not satisfied on such date, such Tranche shall be cancelled and the Borrower shall pay to the Bank the relevant Cancellation Fee.

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Execution Version

4.	PREPAYMENT FEE

If:

(a)	the Borrower prepays a Tranche in accordance with Article 5.2 (Voluntary prepayment) of the Finance Contract; or

(b)	a Prepayment Event in relation to a Tranche (other than in relation to a prepayment pursuant to Article 5.3.3 (Illegality) of the Finance Contract) occurs in accordance with Article 5.3 (Compulsory prepayment) of the Finance Contract;

the Borrower shall pay to the Bank the Prepayment Fee.

5.	MISCELLANEOUS

5.1	The provisions of Article 2.10 (Sums due under Article 2) and Article 8.1 (Taxes, duties and fees) of the Finance Contract shall apply to all payments made or to be made under this Fee Letter.

5.2	If the date on which a fee under this Fee Letter is due to be paid is not a Relevant Business

Day, payment shall be made on the next Relevant Business Day.

6.	COUNTERPARTS

This Fee Letter may be executed in any number of counterparts, and this has the same effect as if the signatures on the counterparts were on a single copy of this Fee Letter.

7.	GOVERNING LAW

This Fee Letter and any non-contractual obligations arising out of or in connection with it are governed by Luxembourg law. The parties to this Fee Letter submit to the exclusive jurisdiction of the Luxembourg courts.

If you agree to the above, please sign and return to the Bank the enclosed copy of this Fee Letter.

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Yours faithfully

/s/ Tero Pietila		/s/ Ayse Nil ADA

Name:	Tero Pietila	Name:	Ayse Nil ADA

Title:	Head of Division		Title:	Legal Counsel

For and on behalf of

European Investment Bank

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We acknowledge and agree to the above:

/s/ Florian von der Mülbe			/s/ Rein hard Rapp

Name:	Florian von der Mülbe	Name:	Rein hard Rapp

Title:	Managing Director		Title:	Managing Director

For and on behalf of
CureVac Real Estate GmbH